                                                                   EXHIBIT 10.23


                                 AMENDMENT NO. 1
                                 ---------------

     AMENDMENT NO. 1, dated October 29, 2001 (this "Amendment"), to the 364-Day
                                                    ---------
Revolving Credit Agreement, dated as of November 3, 1999, among Health Care Property Investors, Inc., the Banks party thereto, The Bank of New York, as Agent, and Bank of America, N.A. and Wells Fargo Bank, N.A., as Co-Documentation Agents, with BNY Capital Markets, Inc., as Lead Arranger and Book Manager (as amended, supplemented or otherwise modified, the "Credit Agreement").
                                                  ----------------

                                    RECITALS
                                    --------

     A. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     B. The Company has requested that each of the financial institutions identified on the signature pages hereof (each an "Executing Bank" and,
                                                   --------------
collectively, the "Executing Banks") agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and each Executing Bank is willing to so agree.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Agent and each Executing Bank hereby agree as follows:

     1. Each of the Credit Agreement and Exhibits E and H thereto shall automatically be amended, on and as of the Amendment Effective Date, by substituting the amount $188,000,000 for the amount $103,000,000 wherever it appears.

     2. Section 9.1(b) of the Credit Agreement shall automatically be amended, on and as of the Amendment Effective Date, by substituting the word "Credit" for the word "Loan".

     3. Notwithstanding anything in Section 11.12 of the Credit Agreement to the contrary, on and as of the Amendment Effective Date (but immediately after giving effect to paragraphs 1, 4 and 6 hereof), the scheduled Termination Date of each Executing Bank shall be extended from October 31, 2001 to October 30, 2002.

     4. Notwithstanding anything in Section 11.13 of the Credit Agreement to the contrary, on and as of the Amendment Effective Date, (i) in the case of each Executing Bank that is a Bank on the date hereof, the amount of its Commitment and its address for purposes of Section 11.6 of the Credit Agreement shall be as indicated on the signature pages hereof and (ii) in the case of each Executing Bank that is not a Bank on the date hereof, (a) such Executing Bank shall automatically be and become a Bank for all purposes of the Credit Agreement (to the same extent as any other Bank thereunder) and shall automatically be bound by and entitled to the benefits of the Credit Agreement in the same manner as any other Bank and (b) the amount of its

Commitment and its address for purposes of Section 11.6 of the Credit Agreement shall be as indicated on the signature pages thereof.

     5. On and as of the Amendment Effective Date, Section 11.13 of the Credit Agreement shall automatically be amended and restated in its entirety to read as follows: "Section 11.13. [Intentionally Omitted]".
                          ---------------------

     6. On and as of the Amendment Effective Date, (i) First Union National Bank shall automatically be appointed as a Co-Documentation Agent by each Bank for all purposes of the Credit Documents, provided that, as such, it shall have
                                          --------
no duties or obligations whatsoever under any Credit Document or any other document or any matter related thereto, but shall nevertheless be entitled to all of the indemnities and other protection afforded to the Administrative Agent under Article IX of the Credit Agreement, and (ii) the term "Co-Documentation Agent" shall automatically be amended to include First Union National Bank wherever such term appears in each Credit Document.

     7. Paragraphs 1 through 6 hereof shall not become effective until each of the following conditions is satisfied (the date on which such effectiveness shall occur shall be referred to herein as the "Amendment Effective Date"):
                                                ------------------------

          (a)  This Amendment. The Agent shall have received this Amendment duly
               --------------
     executed and delivered by each of the Executing Banks and the Company.

          (b)  Notes. The Agent on behalf of each Executing Bank shall have
               -----
     received such replacement and/or new Notes as the Agent shall reasonably request in connection with this Amendment and the transactions contemplated hereby.

          (c)  Good Standing Certificates. The Agent on behalf of the Executing
               --------------------------
     Banks shall have received from the Company copies of good standing certificates, dated within a reasonable period of time prior to the Amendment Effective Date, confirming the Company's representation as to good standing in Section 5.1(b) of the Credit Agreement with respect to the States of Maryland and California.

          (d)  Secretary's Certificate. The Agent on behalf of the Executing
               -----------------------
     Banks shall have received from the Company a certificate from the Secretary or Assistant Secretary of the Company, dated as of the Amendment Effective Date, (i) certifying the incumbency of the officers executing this Amendment, the Credit Documents and all related documentation, (ii) attaching and certifying the resolutions of the Board of Directors of the Company relating to the execution, delivery and performance of this Amendment, the Credit Documents and the transactions contemplated hereby and thereby, and (iii) certifying that neither the Articles of Incorporation nor the By-laws of the Company have been amended, supplemented or otherwise modified since November 3, 1999.

          (e)  Opinion of Company Counsel. The Agent on behalf of the Banks
               --------------------------
     shall have received such legal opinions, in form and substance reasonably satisfactory to the

     Agent, as the Agent shall reasonably request in connection with this Amendment and the transactions contemplated hereby.

          (f)  Other Documents. The Agent shall have received such other
               ---------------
     certificates and documents as the Agent and the Executing Banks may reasonably request in connection with this Amendment and the transactions contemplated hereby.

          (g)  Litigation. There shall not be pending or threatened any action
               ----------
     or proceeding before any court or administrative agency relating to this Amendment, any Credit Document or the other lending transactions contemplated hereby or thereby, which, in the judgment of the Agent or any Executing Bank, could materially impair the ability of the Company to perform its obligations hereunder or under the Credit Documents.

          (h)  Certain Fees and Expenses. The Agent shall have received (i) a
               -------------------------
     nonrefundable fee for the account of each Executing Bank as indicated on the Schedule attached hereto and (ii) those fees and expenses of counsel to the Agent and the Lead Arranger and Book Manager, as described in Section
     11.3 of the Credit Agreement, that have been incurred up to the date hereof and of which the Agent has given the Company notice.

          (i)  Officer's Certificate. The Agent on behalf of the Executing Banks
               ---------------------
     shall have received a certificate, dated the Amendment Effective Date and signed by an authorized officer of the Company, certifying that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties contained in Article V of the Credit Agreement (other than representations and warranties that speak as of a specific date) shall be true and correct with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date.

     8. The Company hereby (i) reaffirms and admits the validity and enforceability of each Credit Document and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that, as of the date hereof, (a) it is in compliance with all of the terms, covenants and conditions of each Credit Document, (b) no Default or Event of Default shall have occurred and be continuing, and (c) the representations and warranties contained in Article V of the Credit Agreement (other than representations and warranties that speak as of a specific date) are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

     9. By its execution hereof, each Executing Bank hereby agrees that, promptly after its receipt of any replacement Note pursuant to paragraph 5(b) hereof, it shall return the Note replaced thereby directly to the Company.

     10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart.

     11. The Credit Agreement and the other Credit Documents shall in all other respects remain in full force and effect, and no amendment or other modification herein in respect of any term or condition of any Credit Document shall be deemed to be an amendment or other modification in respect of any other term or condition of any Credit Document.

     12. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.


                            [Signature page follows.]

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            HEALTH CARE PROPERTY
                                            INVESTORS, INC.


                                            By:
                                               ---------------------------------
                                            Name:  Devasis Ghose
                                            Title: Senior Vice President


                                            THE BANK OF NEW YORK,
                                                as Agent for the Banks

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            The Bank of New York
                                            One Wall Street, 18th Floor
                                            New York, NY  10286
                                            Attn:  Arlene Tellerman
                                            Fax:  (212) 635-4696

                                            With a copy to:

                                            The Bank of New York
                                            10990 Wilshire Boulevard, Suite 1125
                                            Los Angeles, CA  90024
                                            Attn:  Rebecca Levine
                                            Fax:  (310) 996-8667

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


Commitment:  $23,225,805                    THE BANK OF NEW YORK,
                                               as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            The Bank of New York
                                            One Wall Street, 18th Floor
                                            New York, NY  10286
                                            Attn:    Arlene Tellerman
                                            Fax:     (212) 635-4696

                                            With a copy to:

                                            The Bank of New York
                                            10990 Wilshire Boulevard, Suite 1125
                                            Los Angeles, CA  90024
                                            Attn:    Rebecca Levine
                                            Fax:     (310) 996-8667

                                            Eurodollar Lending Office:

                                            The Bank of New York
                                            One Wall Street, 18th Floor
                                            New York, NY  10286
                                            Attn:    Arlene Tellerman
                                            Fax:     (212) 635-4696

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------

Commitment:  $25,000,000                    FLEET NATIONAL BANK,
                                               as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            Fleet National Bank
                                            777 Main Street CTEH40224E
                                            Hartford, CT  06115
                                            Attn:  Christopher Zell
                                            Fax:  (860) 986-3450

                                            Eurodollar Lending Office:

                                            Fleet National Bank
                                            777 Main Street CTEH40224C
                                            Hartford, CT  06115
                                            Attn:  Judy Grasso
                                            Fax:  (860) 986-3450

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


Commitment:  $23,274,194                    BANK OF AMERICA, N.A.,
                                               as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Address for Notices:

                                            Bank of America, N.A.
                                            One Independence Center
                                            101 N. Tryon Street, 15th Floor
                                            Charlotte, NC  28255
                                            Attn:    Amy Alexander
                                            Fax:     (704) 409-0090

                                            With a copy to:

                                            Bank of America, N.A.
                                            100 North Tryon Street, 17th Floor
                                            Charlotte, NC 28255
                                            Attn:    William Duke
                                            Fax:     (704)388-6002

                                            Eurodollar Lending Office:

                                            Bank of America, N.A.
                                            One Independence Center
                                            101 N. Tryon Street, 15th Floor
                                            Charlotte, NC  28255
                                            Attn:    Amy Alexander
                                            Fax:     (704) 409-0090

                                            With a copy to:

                                            Bank of America, N.A.
                                            100 North Tryon Street, 17th Floor
                                            Charlotte, NC 28255
                                            Attn:    William Duke
                                            Fax:     (704)388-6002

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


Commitment:  $23,274,194                    FIRST UNION NATIONAL BANK,
                                                as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            First Union National Bank
                                            One First Union Center
                                            301 South College Street, NC0760
                                            Charlotte, NC  28288
                                            Attn:    Joyce Barry
                                            Fax:     (704) 374-4793

                                            With a copy to:

                                            First Union National Bank
                                            1339 Chestnut Street
                                            Philadelphia, PA  19107
                                            Attn:    Ruth Leone
                                            Fax:     (267) 321-6701

                                            Eurodollar Lending Office:

                                            First Union National Bank
                                            One First Union Center
                                            301 South College Street, NC1183
                                            Charlotte, NC  28288
                                            Attn:    Tonya Rhyne
                                            Fax:     (704) 383-7999

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


Commitment:  $23,274,194                    WELLS FARGO BANK, N.A.,
                                                as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            Wells Fargo Bank, N.A.
                                            Los Angeles Regional Commercial
                                            Banking Office
                                            333 South Grand Avenue, 3rd Floor
                                            Los Angeles, CA  90071
                                            Attn:    Charles Warner
                                            Fax:     (213) 687-3501

                                            Eurodollar Lending Office:

                                            Wells Fargo Bank, N.A.
                                            Los Angeles Regional Commercial
                                            Banking Office
                                            333 South Grand Avenue, 3rd Floor
                                            Los Angeles, CA  90071
                                            Attn:    Charles Warner
                                            Fax:     (213) 687-3501

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


  Commitment:  $14,983,871                  CREDIT LYONNAIS NEW YORK
                                            BRANCH,
                                              as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            Credit Lyonnais
                                            1301 Avenue of the Americas
                                            New York, NY  10019
                                            Attn:    Monique Benhamou
                                            Fax:     (212) 261-7394

                                            Eurodollar Lending Office:

                                            Credit Lyonnais
                                            1301 Avenue of the Americas
                                            New York, NY  10019
                                            Attn:    Monique Benhamou
                                            Fax:     (212) 261-7394

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------



Commitment:  $11,645,161                    KBC BANK N.V.,
                                               as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            KBC Bank N.V.
                                            125 West 55th Street,
                                            10th Floor
                                            New York, NY  10019
                                            Attn:    Michael Curran
                                            Fax:     (212) 541-0784

                                            With a copy to:

                                            KBC Bank N.V.
                                            515 South Figueroa, Suite 1920
                                            Los Angeles, CA  90071
                                            Attn:    Barbara Readick
                                            Fax:     (213) 629-5801

                                            Eurodollar Lending Office:

                                            KBC Bank N.V.
                                            125 West 55th Street
                                            10th Floor
                                            New York, NY  10019
                                            Attn:    Michael Curran
                                            Fax:     (212) 541-0784

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


Commitment:  $10,000,000                    BANCA POPOLARE DI MILANO,
                                                NEW YORK BRANCH,
                                                as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            Banca Popolare di Milano,
                                              New York Branch
                                            375 Park Avenue
                                            9th Floor
                                            New York, NY 10152
                                            Attn:  Marc Cohen
                                            Fax:  (212) 838-1077

                                            Eurodollar Lending Office:

                                            Banca Popolare di Milano,
                                              New York Branch
                                            375 Park Avenue
                                            9th Floor
                                            New York, NY 10152
                                            Attn:  Cheryl Raffaele
                                            Fax:  (212) 838-1077

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------

Commitment:  $10,000,000                    E. SUN COMMERCIAL BANK, LTD.,
                                                LOS ANGELES BRANCH, as a Bank


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            E. Sun Bank, Los Angeles Branch
                                            17700 Castleton St., Suite 500
                                            City of Industry, CA  91748
                                            Attn:  Teddy Mou
                                            Fax:  (626) 839-5531

                                            Eurodollar Lending Office:

                                            E. Sun Bank, Los Angeles Branch
                                            17700 Castleton St., Suite 500
                                            City of Industry, CA  91748
                                            Attn:  Teddy Mou
                                            Fax:  (626) 839-5531

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


Commitment:  $10,000,000                    NATIONAL BANK OF EGYPT,
                                               NEW YORK BRANCH,
                                               as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            National Bank of Egypt,
                                              New York Branch
                                            40 East 52nd Street
                                            New York, NY 10022
                                            Attn:  Vernon Hatton
                                            Fax:  (212) 755-6944

                                            With a copy to:

                                            National Bank of Egypt,
                                              New York Branch
                                            40 East 52nd Street
                                            New York, NY 10022
                                            Attn:  Carmelo L. Foti
                                            Fax:  (212) 326-8111

                                            Eurodollar Lending Office:

                                            National Bank of Egypt,
                                              New York Branch
                                            40 East 52nd Street
                                            New York, NY 10022
                                            Attn: Vernon Hatton
                                            Fax: (212) 755-6944

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


Commitment:  $10,000,000                   RZB FINANCE, LLC,
                                             as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            RZB Finance, LLC
                                            1133 Avenue of the Americas
                                            16th Floor
                                            New York, NY  10036
                                            Attn:  Christopher Staples
                                            Fax:  (212) 944-2093

                                            Eurodollar Lending Office:

                                            RZB Finance, LLC
                                            1133 Avenue of the Americas
                                            16th Floor
                                            New York, NY  10036
                                            Attn:  Christopher Staples
                                            Fax:  (212) 944-2093

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------

Commitment:  $3,322,581                     CITY NATIONAL BANK,
                                               as a Bank

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Address for Notices:

                                            City National Bank
                                            400 North Roxbury Drive, 3rd Floor
                                            Beverly Hills, CA  90210
                                            Attn:    Cathleen Hudnall
                                            Fax:     (310) 888-6564

                                            Eurodollar Lending Office:

                                            City National Bank
                                            831 South Douglas Street, Suite 100
                                            El Segundo, CA  90245
                                            Attn:    Pamela Terry
                                            Fax:     (310) 297-8171

                      HEALTH CARE PROPERTY INVESTORS, INC.
                  AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------

                                    SCHEDULE
                                    --------

Bank                                                         Fee Amount
----                                                         ----------

The Bank of New York                                         $23,226

Fleet National Bank                                          $37,500

Bank of America, N.A.                                        $25,774

First Union National Bank                                    $25,774

Wells Fargo Bank, N.A.                                       $25,774

Credit Lyonnais New York Branch                              $17,484

KBC Bank N.V.                                                $11,645

Banca Popolare di Milano, New York Branch                    $15,000

E. Sun Commercial Bank, Ltd.                                 $15,000

National Bank of Egypt, New York Branch                      $15,000

RZB Finance, LLC                                             $15,000

City National Bank                                           $3,323